EXHIBIT 10.2
     GUARANTOR JOINDER (this “Joinder”) dated as of January 26, 2011 to the Credit Agreement dated as of January 26, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among UNCLE ACQUISITION 2010 CORP, a Delaware corporation (to be merged with and into UCI INTERNATIONAL, INC.), UCI INTERNATIONAL, INC., a Delaware corporation (to be a successor by merger to UNCLE ACQUISITION 2010 CORP), UCI ACQUISITION HOLDINGS (NO. 1) CORP, a Delaware corporation, UCI ACQUISITION HOLDINGS (NO. 2) CORP, a Delaware corporation, UCI HOLDINGS LIMITED, a New Zealand limited liability company, the Subsidiary Guarantors, the Lenders and CREDIT SUISSE AG, as administrative agent.
     A. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.
     B. The Guarantors have entered into the Credit Agreement in order to induce the Lenders to make Loans and the Issuing Banks to issue Letters of Credit. Section 5.12 of the Credit Agreement provides that additional Subsidiaries may become Subsidiary Guarantors under the Credit Agreement by execution and delivery of an instrument in the form of this Joinder. The undersigned Subsidiaries (each, a “New Guarantor” and collectively, the “New Guarantors”) are executing this Joinder in accordance with the requirements of the Credit Agreement to become Subsidiary Guarantors under the Credit Agreement in order to induce the Lenders to make additional Loans and the Issuing Banks to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.
     Accordingly, the Administrative Agent and the New Guarantors agree as follows:
     SECTION 1. In accordance with Section 5.12 of the Credit Agreement, the New Guarantors by their signature below become Subsidiary Guarantors under the Credit Agreement with the same force and effect as if originally named therein as Guarantors and the New Guarantors hereby (i) agree to all the terms and provisions of the Credit Agreement applicable to them as Subsidiary Guarantors thereunder and (ii) represent and warrant that the representations and warranties made by them as Subsidiary Guarantors thereunder are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date. Each reference to a “Subsidiary Guarantor” in the Credit Agreement shall be deemed to include each New Guarantor. The Credit Agreement is hereby incorporated herein by reference.

     SECTION 2. Each New Guarantor represents and warrants to the Administrative Agent and the other Secured Parties that this Joinder has been duly authorized, executed and delivered by such New Guarantor and constitutes such New Guarantor’s legal, valid and binding obligation, enforceable against it in accordance with its terms.
     SECTION 3. Each New Guarantor is a company duly organized under the law of the applicable jurisdiction set forth next to such New Guarantor’s name on Schedule 1.
     SECTION 4. Each New Guarantor confirms that no Default has occurred or would occur as a result of such New Guarantor becoming a Subsidiary Guarantor under the Credit Agreement.
     SECTION 5. This Joinder may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Joinder shall become effective when the Administrative Agent shall have received counterparts of this Joinder that, when taken together, bear the signatures of the New Guarantors and the Administrative Agent. Delivery of an executed signature page to this Joinder by facsimile transmission or other electronic transmission (e.g. “pdf”) shall be as effective as delivery of a manually signed counterpart of this Joinder.
     SECTION 6. Except as expressly supplemented hereby, the Credit Agreement shall remain in full force and effect.
     SECTION 7. THIS JOINDER AND ALL CLAIMS AND CONTROVERSIES IN CONNECTION HEREWITH SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
     SECTION 8. In case any one or more of the provisions contained in this Joinder should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Credit Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 9. All communications and notices hereunder shall (except as otherwise expressly permitted by the Credit Agreement) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to the New Guarantors shall be given to the New Guarantors in care of Holdings as provided in Section 9.01 of the Credit Agreement.
     SECTION 10. Each New Guarantor agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Joinder, including the fees, other charges and disbursements of counsel for the Administrative Agent.

     IN WITNESS WHEREOF, the New Guarantors and the Administrative Agent have duly executed this Joinder to the Credit Agreement as of the day and year first above written.

AIRTEX INDUSTRIES, LLC
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

AIRTEX PRODUCTS, LP
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

ASC HOLDCO, INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

CHAMPION LABORATORIES, INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

UCI—AIRTEX HOLDINGS, INC.,
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

UCI—WELLS HOLDINGS, L.L.C
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

UNITED COMPONENTS, INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

WELLS MANUFACTURING, L.P.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

ASC INDUSTRIES, INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

UCI PENNSYLVANIA, INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT,
by	/s/ Robert Hetu
	Name:	Robert Hetu
	Title:	Managing Director

By	/s/ Kevin Buddhdew
	Name:	Kevin Buddhdew
	Title:	Associate

Schedule 1

	New Guarantor	Jurisdiction of Organization
1.	Airtex Industries, LLC	Delaware

2.	Airtex Products, LP	Delaware

3.	ASC Holdco, Inc.	Delaware

4.	ASC Industries, Inc.	Ohio

5.	Champion Laboratories, Inc.	Delaware

6.	UCI-Airtex Holdings, Inc.	Delaware

7.	UCI Pennsylvania, Inc.	Pennsylvania

8.	UCI-Wells Holdings, L.L.C.	Delaware

9.	United Components, Inc.	Delaware

10.	Wells Manufacturing, L.P.	Delaware